NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2020 Fund	Nationwide Destination Retirement Fund (formerly,
Nationwide Destination 2025 Fund	Nationwide Destination 2015 Fund)
Nationwide Destination 2030 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2035 Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Destination 2040 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2045 Fund	Nationwide Investor Destinations Moderately
Nationwide Destination 2050 Fund	Aggressive Fund
Nationwide Destination 2055 Fund	Nationwide Investor Destinations Moderately
Nationwide Destination 2060 Fund	Conservative Fund

Supplement dated March 30, 2020
to the Statement of Additional Information (“SAI”) dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the following information is added on page 34 of the SAI under the “Additional Information on Portfolio Instruments, Strategies and Investment Policies” section:

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.  Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.  These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE